Exhibit 10.2

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (“Guaranty”) is made as of December 21, 2017, by each of the parties identified as “Guarantors” on the signature pages hereto and each other Subsidiary of Vulcan Materials Company, a New Jersey corporation (the “Borrower”) that hereafter becomes a party hereto pursuant to the terms of the Note (defined below) (individually a “Guarantor” and collectively, the “Guarantors”) in favor of BANK OF AMERICA, N.A., (together with its successors, the “Lender”).

RECITALS

A.    Pursuant to that certain Term Loan Note dated December 17, 2017 (as amended, modified, extended, renewed or replaced from time to time, the “Note”; capitalized terms used in this Guaranty and not defined herein shall have the meanings given in the Note) made by the Borrower in favor of the Lender, the Lender requires, as a condition precedent to making an extension of credit to the Borrower under the Note, that certain subsidiaries of the Borrower execute a continuing guaranty agreement.

B.    Each Guarantor is a direct or indirect Subsidiary of the Borrower and will receive a benefit from the extension of credit to be made by the Lender under the Note.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, each of the Guarantors and the Lender hereby agree as follows:

1.    Guaranty. Each Guarantor hereby absolutely and unconditionally guarantees (on a joint and several basis), as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, all obligations of the Borrower under the Note, including without limitation obligations for repayment of principal and for payment of all interest, fees, indemnities, and other costs required to be paid by the Borrower under the Note (all such obligations, collectively, the “Guaranteed Obligations”). The Lender’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall in the absence of manifest error be binding upon each Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense (other than the defense of payment or performance) to the obligations of any Guarantor under this Guaranty. The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any other applicable Debtor Relief Law.

2.    No Setoff or Deductions; Taxes. All payments by each Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. All payments made by each of the Guarantors hereunder shall be made in accordance with the applicable provisions of the Note and assuming for these purposes that such Guarantor is the “Borrower” thereby.

3.    No Termination. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until payment in full of all Guaranteed Obligations (other than contingent indemnification Guaranteed Obligations not yet due and payable and any unasserted contingent expense reimbursement Guaranteed Obligations);

provided, however, that in the event that any time after the date hereof any Guarantor ceases to be a Subsidiary of the Borrower as a result of a transaction permitted under the Note, then such Guarantor shall automatically be fully and finally released from its obligations hereunder without any further action of the Lender.

4.    Waiver of Notices. To the fullest extent permitted by law, each Guarantor waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. To the fullest extent permitted by law, each Guarantor further waives presentment, protest, notice, dishonor or default, demand for payment and any other notices to which any Guarantor might otherwise be entitled.

5.    Subrogation. No Guarantor shall exercise any right of subrogation, contribution or similar rights with respect to any payments it makes under this Guaranty until the payment in full of all Guaranteed Obligations (other than contingent indemnification Guaranteed Obligations not yet due and payable and any unasserted contingent expense reimbursement Guaranteed Obligations). If any amounts are paid to a Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to reduce the amount of the Guaranteed Obligations, whether matured or unmatured, in accordance of the terms of the Loan Documents.

6.    Waiver of Suretyship Defenses. To the fullest extent permitted by law, each Guarantor agrees that the Lender may, at any time and from time to time, and without notice to any Guarantor, make any agreement with the Borrower or with any other person or entity liable on any of the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Obligations (in whole or in part), or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations, all without in any way impairing, releasing, discharging or otherwise affecting the obligations of any Guarantor under this Guaranty. Other than the defense of the payment in full of the Guaranteed Obligations or the Obligations, to the fullest extent permitted by law, each Guarantor waives any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever of the liability of the Borrower, or any claim that any Guarantor’s obligations exceed or are more burdensome than those of the Borrower (other than a claim that the amount of any Guarantor’s liability under the Loan Documents is for an amount greater than the Guaranteed Obligations) and waives the benefit of any statute of limitations affecting the liability of any Guarantor hereunder. To the fullest extent permitted by law, each Guarantor waives any right to enforce any remedy which the Lender now has or may hereafter have against the Borrower and waives any benefit of and any right to participate in any security now or hereafter held by the Lender. Further, to the fullest extent permitted by law, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of any Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of a Guarantor.

7.    Exhaustion of Other Remedies Not Required. The obligations of each Guarantor hereunder are those of a primary obligor, and not merely as a surety, and are independent of the Guaranteed Obligations. To the fullest extent permitted by applicable law, each Guarantor waives diligence by the Lender and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring the Lender to exhaust any right or remedy or to take any action against the Borrower, any other guarantor or any other person, entity or property before enforcing this Guaranty against any Guarantor.

8.    Reinstatement. Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated (to the extent of any revocation, termination,

rescission or reduction referenced in this Section 8), as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is revoked, terminated, rescinded or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or any other person or entity or otherwise, as if such payment had not been made and whether or not the Lender is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.

9.    Subordination. Each Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to such Guarantor as subrogee of the Lender or resulting from such Guarantor’s performance under this Guaranty, to the payment in full of all Guaranteed Obligations (other than contingent indemnification Guaranteed Obligations not yet due and payable and any unasserted contingent expense reimbursement Guaranteed Obligations); provided that, subject to the following sentence, such subordination shall not prevent any payments with respect to any intercompany debt among any of the Borrower and its Subsidiaries. If the Lender so requests after the occurrence and during the continuation of an Event of Default, such subordination with respect to any such obligation or indebtedness of the Borrower to any Guarantor shall be enforced and any amounts received by such Guarantor shall be held by such Guarantor as trustee for the Lender and such amount shall be paid over promptly to the Lender on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty (other than with respect to a reduction of the amount of Guaranteed Obligations owed by the Guarantors that were paid to Lender pursuant to this sentence and applied in accordance with the terms of the Note).

10.    Stay of Acceleration. To the fullest extent permitted by law, in the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy or reorganization of the Borrower or any other person or entity, or otherwise, all such amounts shall nonetheless be payable by the Guarantors immediately upon demand by the Lender.

11.    Expenses. The terms of the Note with respect to costs and expenses are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. The obligations of the Guarantors under the preceding sentence shall survive termination of this Guaranty.

12.    Amendments. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by the Lender and the Guarantors.

13.    No Waiver. No failure by the Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

14.    Assignment; Governing Laws; Jurisdiction. This Guaranty shall (a) bind each Guarantor and its successors and permitted assigns, provided that no Guarantor may assign its rights or obligations under this Guaranty without the prior written consent of the Lender (and any attempted assignment without such consent shall be void) and (b) inure to the benefit of the Lender and its successors and permitted assigns. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES

DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH GUARANTOR PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE LENDER OR ANY RELATED PARTY IN ANY WAY RELATING TO THIS GUARANTY OR THE TRANSACTIONS RELATING, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 14. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. Service of process (a) by the Lender in connection with such action or proceeding shall be binding on each Guarantor if sent to such Guarantor by registered or certified mail at its address specified below and (b) by any Guarantor in connection with any action or proceeding shall be binding on the Lender if sent in the manner provided for notices in the Note.

15.    Condition of Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower such information concerning the financial condition, business and operations of the Borrower as such Guarantor requires, and that the Lender does not have any duty, and such Guarantor is not relying on the Lender at any time to disclose to such Guarantor any information relating to the business, operations or financial condition of the Borrower.

16.    Setoff. If and to the extent any payment is not made when due hereunder, the Lender may setoff and charge from time to time any amount so due against any or all of any Guarantor’s accounts or deposits with such Person. The Lender agrees to notify the Borrower promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

17.    Other Guarantees. Unless otherwise agreed by the Lender and the applicable Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by such Guarantor for the benefit of the Lender or any term or provision thereof.

18.    Representations and Warranties. Each Guarantor represents and warrants that (i) it is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its state of incorporation, formation or organization, and is authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such authorization, except where the failure to so be authorized could not reasonably be expected to have a Materially Adverse Effect, (ii) it has the corporate power and authority to own or lease and operate its properties and to carry on its business as now being and hereafter proposed to be conducted, except where the failure to do so could not reasonably be expected to have a Materially Adverse Effect, (iii) it has the power and has taken all necessary action, corporate or otherwise, to authorize it to execute, deliver and perform this Guaranty in accordance with the terms hereof and to consummate the transactions contemplated hereby, (iv) this Guaranty has been duly executed and delivered by such Guarantor and is a legal, valid and binding obligation of such Guarantor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditor’s rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), (v) the execution, delivery and performance of this Guaranty in accordance with its terms and the consummation of the transactions contemplated hereby by such Guarantor do not and will not (1) violate any Applicable Law (as defined in the Syndicated Credit Agreement) in any material respect or conflict with in any material respect or (2) conflict with in any material respect, result in a material breach of, or constitute a material default under the certificate of incorporation or formation or by-laws, partnership agreement or operating agreement of such Guarantor or under any Material Contract (as defined in the Syndicated Credit Agreement) to which such Guarantor is a party, (vi) it has obtained all Necessary Authorizations, and all such Necessary Authorizations are in full force and effect, except to the extent the failure to obtain such Necessary Authorizations or the failure to keep such Necessary Authorizations in full force and effect could not reasonably be expected to have a Materially Adverse Effect, and (vii) by virtue of its relationship with the Borrower, the execution, delivery and performance of this Guaranty is for the direct benefit of such Guarantor and it has received adequate consideration for this Guaranty.

19.    Foreign Currency. If any claim arising under or related to this Guaranty is reduced to judgment denominated in a currency (the “Judgment Currency”) other than the currencies in which the Guaranteed Obligations are denominated (collectively the “Obligations Currency”), the judgment shall be for the equivalent in the Judgment Currency of the amount of the claim denominated in the Obligations Currency included in the judgment, determined as of the date of judgment. The equivalent of any Obligations Currency amount in any Judgment Currency shall be calculated at the spot rate for the purchase of the Obligations Currency with the Judgment Currency quoted by the Lender in the place of the Lender’s choice at or about 8:00 a.m. on the date for determination specified above. The Guarantors, on a joint and several basis, shall indemnify the Lender and hold the Lender harmless from and against all loss or damage resulting from any change in exchange rates between the date any claim is reduced to judgment and the date of payment thereof by any Guarantor. To the fullest extent permitted by law, the obligations hereunder shall not be affected by any acts of any Governmental Authority affecting the Borrower, including but not limited to, any restrictions on the conversion of currency or repatriation or control of funds or any total or partial expropriation of the Borrower’s property, or by economic, political, regulatory or other events in the countries where the Borrower is located. If the Lender so notifies the Guarantors in writing, at the Lender’s sole and absolute discretion, payments under this Guaranty shall be the U.S. dollar equivalent of the Guaranteed Obligations or any portion thereof, determined as of the date payment is made.

20.    WAIVER OF JURY TRIAL; FINAL AGREEMENT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY

APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

21.    Counterparts. This Guaranty may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart.

22.    Joinder. At any time after the date of this Guaranty, one or more additional Persons may become party hereto by executing and delivering to the Lender a joinder agreement, in form and substance reasonably satisfactory to the Lender. Immediately upon such execution and delivery of such joinder agreement (and without any further action), each such additional Person will become a party to this Guaranty as a “Guarantor” and have all of the rights and obligations of a Guarantor hereunder and this Guaranty shall be deemed amended by such joinder agreement.

23.    No Third Party Beneficiary. This Guaranty is solely for the benefit of Lender and each of its successors and permitted assigns and may not be relied on by any other Person.

24.    Termination. Upon the payment in full of all Guaranteed Obligations (other than contingent indemnification Guaranteed Obligations not yet due and payable and any unasserted contingent expense reimbursement Guaranteed Obligations), this Guaranty shall automatically and immediately terminate, and the Lender upon request by any Guarantor shall execute and deliver such documents and instruments and take such further action reasonably requested by such Guarantor, at such Guarantor’s expense, as shall be necessary to evidence such termination with respect to such Guarantor. In addition, in the event that at any time after the date hereof any Guarantor ceases to be a Subsidiary of the Borrower as a result of a transaction permitted under the Note, then such Guarantor shall automatically be fully and finally released from its obligations hereunder without any further action of the Lender.

[Signature pages follow.]

Executed on the date first above written.

GUARANTORS:	ARUNDEL COMPANY, LLC,
a Delaware limited liability company
FLORIDA ROCK INDUSTRIES, INC.,
a Florida corporation
HARPER BROTHERS, LLC,
a Delaware limited liability company
LEGACY VULCAN, LLC,
a Delaware limited liability company
MARYLAND STONE, LLC,
a Delaware limited liability company
S & G CONCRETE COMPANY, LLC,
a Delaware limited liability company
TCS MATERIALS, LLC,
a Delaware limited liability company
VIRGINIA CONCRETE COMPANY, LLC,
a Delaware limited liability company
VULCAN AGGREGATES COMPANY, LLC,
a Delaware limited liability company
VULCAN CONSTRUCTION MATERIALS, LLC,
a Delaware limited liability company

	By:	/s/ C. Wes Burton, Jr.
	Name:	C. Wes Burton, Jr.
	Title:	Vice President and Treasurer

FULTON CONCRETE COMPANY, LLC,
a Delaware limited liability company

	By:	/s/ C. Wes Burton, Jr.
	Name:	C. Wes Burton, Jr.
	Title:	Vice President and Assistant Treasurer

CALMAT CO.,
a Delaware corporation
TRIANGLE ROCK PRODUCTS, LLC,
a Delaware limited liability company

	By:	/s/ C. Wes Burton, Jr.
	Name:	C. Wes Burton, Jr.
	Title:	Assistant Treasurer

GUARANTY AGREEMENT

VULCAN MATERIALS COMPANY

AZUSA ROCK, LLC,
a Delaware limited liability company
VULCAN LANDS, INC.,
a New Jersey corporation

By:	/s/ C. Wes Burton, Jr.
Name:	C. Wes Burton, Jr.
Title:	Assistant Secretary and Assistant Treasurer

GUARANTY AGREEMENT

VULCAN MATERIALS COMPANY

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST WRITTEN ABOVE:

BANK OF AMERICA, N.A., as Lender

By:	/s/ David B. Jackson
Name:	David B. Jackson
Title:	Senior Vice President

GUARANTY AGREEMENT

VULCAN MATERIALS COMPANY